Director of Investor Relations and Corporate Communications
Maryann T. Seaman
(312) 861-6414 Chicago
(281) 591-4080 Houston maryann.seaman@fmcti.com
Presenters:
Joseph H. Netherland Chairman and CEO
William H. Schumann Sr. Vice President and CFO
Exhibit 99.1

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.
The Company’s periodic reports filed under the Securities Exchange Act of 1934 include information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.
Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders.
The Appendices to this presentation provide reconciliations to GAAP for any non-GAAP measures referenced in today’s presentation.

• Citrus Extractors
• Freezing Systems
• Food Processing
Systems
• Loaders
• Deicers
• Boarding
Bridges
• RampSnake
• Subsea Trees
• Surface  Wellheads
• Manifolds
• Control Systems
• Floating Production
Systems
• Separation Systems
• Fluid Control
• Loading Systems
• Measurement Solutions
FMC Technologies at a Glance
2005 Revenue: $3.2 Billion
FoodTech
17%
Airport
Systems
10%
Energy
Systems
73%

Strong Financial Results
Energy Systems Driving Growth
1 See Appendix I for reconciliation of 2001 adjusted segment operating profit (non-GAAP measure) to U.S. GAAP.
2 See Appendix III  for reconciliation of 2004 adjusted segment operating profit (non-GAAP measure) to U.S. GAAP.
2001 2002 2003 2004 2005 2006 Est
Segment Operating Profit
(Adj. Op. Profit) (Adj. Op. Profit)
Airport FoodTech Energy Systems
1 2
$M

2001 2002 2003 2004 2005 2006 Est
Strong Financial Results
Energy Systems Driving Growth
Segment Operating Profit
(Adj. Op. Profit) (Adj. Op. Profit)
Airport FoodTech Energy Systems
1 2
$M
1 See Appendix I for reconciliation of 2001 adjusted segment operating profit (non-GAAP measure) to U.S. GAAP.
2 See Appendix III  for reconciliation of 2004 adjusted segment operating profit (non-GAAP measure) to U.S. GAAP.

$0.77
$1.03
$1.25
$1.54
$2.95 - $3.15
$0.87
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2001 2002 2003 2004 2005 2006 Est
Strong Financial Results
Income Continuing Upward Trend
Adjusted Income per Diluted Share
(Adjusted Income) (Adjusted Income)
1 2
1 See Appendix II for reconciliation of 2001 adjusted income per diluted share (non-GAAP measure) to U.S. GAAP.
2 See Appendix IV for reconciliation of 2004 and 2005 adjusted income per diluted share (non-GAAP measure) to U.S. GAAP.
3 Excludes income of $0.03 per diluted share from the sale of trademarks related to discontinued operations.
2
(Adjusted Income)
3

Order Backlog
Backlog continues to grow on the strength of subsea
0
300
600
900
1,200
1,500
1,800
2,100
2,400
2001 2002 2003 2004 2005 2006 YTD
Backlog
$M
961
Energy Systems FoodTech and Airport
1,151
1,258
1,587
1,934
2,288

2001 2002 2003 2004 2005 2006 Fcst ` Subsea Production Systems 28% Compounded Annual Growth Subsea $M 2005 Revenues Subsea Revenue Subsea is Our Largest And Fastest Growing Business

38%
39%
47%
41%
23%
38%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
2001 2002 2003 2004 2005 2006
YTD
Dril Quip
5%
Aker
Kvaerner
11%
Vetco
Gray
19%
Cameron
27%
FTI
38%
2001-Q2 2006
Unit Market Share*
Unit Market Share
Subsea Tree*
Subsea Production Systems
Maintaining Leading Share
*Source:  Quest Offshore Resources July 2006

Major Subsea Project Opportunities over the
next 15 Months
Operator Project Location
No of
Trees
BP 5 Year Frame Agreement GoM 30
Chevron Gorgon Australia 13
Shell Perdido GoM 25
Shell BC-10 Brazil 20
Shell Gumusut Malaysia 30
Total Usan Nigeria 40
BP Block 31 Angola 36
Statoil Gjoa Norway 12
Shell Bonga SW Nigeria 28
ExxonMobil Bosi Nigeria 17
Total Pazflor Angola 46
Chevron Jack GoM 24
321 Total Major Project Awards

0
100
200
300
400
500
600
2004 2005 2006 2007
0
50
100
150
200
250
300
350
2004 2005 2006 2007 - 2008
Global Subsea Tree Installations*
FTI Manufacturing Capacity
FoodTech
Energy
Production
Systems
Energy
Processing
Airport
Capacity Increases to Meet Tree Demand
$110 - $120 million
Capital Spending Projections for 2006
*Source:  Quest Offshore Resources Inc. May 2006
Units
Units

Growing the Energy Franchise • Expanding the subsea franchise • Growing other energy businesses

Subsea Processing Light Well Intervention Expanding the Subsea Franchise Subsea Separation Gas Compression

Subsea Processing Light Well Intervention Expanding the Subsea Franchise Subsea Separation Gas Compression

Light Well Intervention
Increased Oil Recovery
• Began 6-yr contract with Statoil
• Developing riserless light well
intervention experience in the North
Sea’s Norwegian sector
• Easier, low-cost access to subsea
wells should allow enhanced
recovery rates to approach the 57%
seen on platform wells in the region

Light Well Intervention
Increased Oil Recovery
• Began 6-yr contract with Statoil
• Developing riserless light well
intervention experience in the North
Sea’s Norwegian sector
• Easier, low-cost access to subsea
wells should allow enhanced
recovery rates to approach the 57%
seen on platform wells in the region

Tordis Subsea Separation Project Award
• Statoil awarded contract to FTI worth approximately $100M for the delivery of a subsea separation and boosting system for their
TORDIS field in the North Sea
• First adoption of a full-scale subsea separation facility
• Subsea separation technology is expected to increase Statoil’s oil recovery by approximately 19 million extra barrels on their TORDIS field
– Deployment beginning with the installation of a pipeline inline manifold in the summer of 2006
– Completion planned for summer of 2007 with the installation of separation, boosting, and injection systems

Tordis Subsea Separation Station
First adoption of a full-scale subsea separation facility
Subsea separation technology is
expected to increase Statoil’s oil
recovery by approximately 19 million
barrels on their TORDIS field

Subsea Gas Compressor • Simple and robust design – seal-less design – magnetic bearings – no gearbox • Suitable for large pressure ratio and volume flow.

Surface Wellhead Strategic Acquisition
Thermal Wellhead Product Line for Oil Sands
• Purchased assets of Galaxy Oilfield Services
• Supply specialty wellhead equipment for production
of oil sands and heavy oil
– Unique high temperature technology
– Market leader in Canada
– Strong customer relationships
• Synergies with FMC include
– Facilities in Edmonton and Cold Lake, Alberta
– Integration with current FMC Canada business will double Canadian presence
– Replacement of FTI gates valves currently sourced from other suppliers
– International distribution
– World wide sourcing

Surface Systems Strategic Acquisition Specialty Wellhead Products for Oil Sands Production Oil Sands Thermal Wellhead Steam Assisted Gravity Drainage SAG-D Producing Well Steam Injection Well

Well Service Pumps
Expanding the Energy Franchise
• Well service pump product introduction in January 2007 as part of
FMC’s Fluid Control business
• Two pump models under development with maximum ratings of 2700 hp (Quintuplex) and 2400 hp (Triplex)
• Estimating incremental revenue in the range of $20 - $25 M for 2007

0%
2%
4%
6%
8%
10%
12%
14%
2001 2002 2003 2004 2005
FMC Technologies OSX S&P 500
$301
$245
$203
$193
$39
$103
$37
$66
$69
0
50
100
150
200
250
300
350
400
1/1/01 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05
Net Debt After-Tax Return on Investment
$0.77
$0.87
$1.03
$1.25
$1.54
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
2001 2002 2003 2004 2005
Adjusted Income per Share
$1.9
$2.1
$2.3
$2.8
$3.2
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
2001 2002 2003 2004 2005
$B
Revenue
Financial Highlights
(Adjusted Income) (Adjusted Income)
1 2 2
(Adjusted Income)
Synthetic Leases
Debt Net of Cash
4
1
See Appendix II for reconciliation of 2001 adjusted income per diluted share (non-GAAP measure) to U.S. GAAP.
2
See Appendix IV for reconciliation of 2004 and 2005 adjusted income per diluted share (non-GAAP measure) to U.S. GAAP.
3
At January 1, 2001, debt, net of cash is presented on a pro forma basis as defined in the Separation and Distribution Agreement with FMC Corporation.
4
Return on Investment (ROI) is calculated as income before the cumulative effect of changes in accounting principles plus after-tax interest expense as a percentage of total average debt and equity.  The calculations of 2001, 2004 and 2005 ROI use adjusted income which is a non-GAAP measure.  See Appendices I, III and V.
$M
3

0%
2%
4%
6%
8%
10%
12%
14%
2001 2002 2003 2004 2005
FMC Technologies OSX S&P 500
$301
$245
$203
$193
$39
$103
$37
$66
$69
0
50
100
150
200
250
300
350
400
1/1/01 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05
Net Debt After-Tax Return on Investment
$0.77
$0.87
$1.03
$1.25
$1.54
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
2001 2002 2003 2004 2005
Adjusted Income per Share
$1.9
$2.1
$2.3
$2.8
$3.2
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
2001 2002 2003 2004 2005
$B
Revenue
Financial Highlights
(Adjusted Income) (Adjusted Income)
1 2 2
(Adjusted Income)
Synthetic Leases
Debt Net of Cash
4
1
See Appendix II for reconciliation of 2001 adjusted income per diluted share (non-GAAP measure) to U.S. GAAP.
2
See Appendix IV for reconciliation of 2004 and 2005 adjusted income per diluted share (non-GAAP measure) to U.S. GAAP.
3
At January 1, 2001, debt, net of cash is presented on a pro forma basis as defined in the Separation and Distribution Agreement with FMC Corporation.
4
Return on Investment (ROI) is calculated as income before the cumulative effect of changes in accounting principles plus after-tax interest expense as a percentage of total average debt and equity.  The calculations of 2001, 2004 and 2005 ROI use adjusted income which is a non-GAAP measure.  See Appendices I, III and V.
$M
3

In Summary
• Strong and Growing Subsea Franchise
• Expanding the Subsea Franchise
– Light Well Intervention
– Subsea Separation
– Gas Compression
• Growing Other Energy Business
– Well Service Pumps
– Thermal Wellhead for Oil Sands
• Strong Balance Sheet
An Oilfield Services Company with

Appendices

Appendix I
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
$     50.5 Adjusted income before the cumulative effect of a change in accounting principle (non-GAAP measure)
(4.7) Less: Pro forma interest expense, net of income taxes
8.9 Add back: Income tax charges related to the separation from FMC
Corporation
10.4 Add back: Restructuring and asset impairment charges, net of income taxes
$     35.9
Income before the cumulative effect of a change in accounting principle
(GAAP measure)
FY 2001
$  129.6 Adjusted segment operating profit  (non-GAAP measure)
16.4 Add back: Restructuring and asset impairment charges
$    113.2 Segment operating profit (GAAP measure)
FY 2001

Q1 2001* Q2 2001* Q3 2001 Q4 2001 FY 2001
Income per diluted share before cumulative effect of a change in
accounting principle (GAAP measure) (0.06) $         0.15 $        0.15 $        0.30 $        0.54 $
Less: Pro forma incremental interest expense (0.04)            (0.03)         - - (0.07)
Add back:
Restructuring and asset impairment charges 0.10             - 0.06           - 0.16
Income taxes related to separation from FMC 0.05             0.06           0.02           - 0.14
Other 0.01             0.01           - - -
Adjusted income per diluted share (non-GAAP measure) 0.06 $          0.19 $        0.23 $        0.30 $        0.77 $
Appendix II
Reconciliation of Non-GAAP measures (as required by Regulation G)
*Results relating to periods prior to June 1, 2001 were carved out from the consolidated financial statements of FMC Corporation.

Appendix III
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2004
$     116.7 Net Income (GAAP measure)
(36.1) Less:  Gain on conversion of investment in MODEC International LLC
6.1 Add back: Goodwill impairment
$  105.0
Adjusted segment operating profit - Energy Systems
(non-GAAP measure)
$    86.7 Adjusted Income (non GAAP measure)
6.5 Add back: Goodwill impairment
$    98.5 Segment operating profit - Energy Systems (GAAP measure)
FY 2004

Appendix IV
Reconciliation of Non-GAAP measures (as required by Regulation G)
$  1.54 $  0.69 $  0.43 $  0.42 $  0.00 Adjusted income per diluted share (non-GAAP measure)
0.36 0.36 - - - Plus: Tax expense – American Jobs Creation Act
(0.32) (0.10) (0.22) - - Less: Gain on disposal of investments
$  1.50 $  0.44 $  0.65 $  0.42 $   0.00 Income per diluted share (GAAP measure)
FY 2005 Q4 2005 Q3 2005 Q2 2005 Q1 2005 2005
$  1.25 $  0.39 $  0.32 $  0.35 $  0.20 Adjusted income per diluted share (non-GAAP measure)
0.09 0.09 - - - Plus: Goodwill impairment
(0.52) (0.52) - - - Less: Gain on conversion of investment in MODEC International LLC
$  1.68 $  0.81 $  0.32 $  0.35 $   0.20 Income per diluted share (GAAP measure)
FY 2004 Q4 2004 Q3 2004 Q2 2004 Q1 2004 2004

Appendix V
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
(22.8) Less: Gain on disposal of investments, net of income taxes
$ 106.1 Net Income, net of income taxes (GAAP measure)
25.5 Plus: Tax expense – American Jobs Creation Act
$ 108.8 Adjusted Income (non-GAAP measure)
FY 2005